Execution Copy
FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (“First Amendment”) is made as of this _____ day of June, 2004, by and among FLEET CAPITAL CORPORATION (“Fleet”), a Rhode Island corporation with an office at One South Wacker Drive, Suite 3400, Chicago, Illinois 60606, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, FLEET CAPITAL GLOBAL FINANCE, INC., individually as a Lender and as Canadian Agent (“Canadian Agent”), BANK OF AMERICA, N.A., London branch (as successor-in-interest to Fleet National Bank, London branch, trading as FleetBoston Financial), individually as a Lender and as U.K. Agent (“U.K. Agent”), WELLS FARGO FOOTHILL, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent, the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 (“Katy” or “U.S. Borrower”), WOODS INDUSTRIES (CANADA) INC., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ontario M1K 2A3 (“Woods Canada” or “Canadian Borrower”) and CEH LIMITED (“CEH” or “U.K. Borrower”), a private limited company incorporated under the laws of England and Wales and registered with Company No. 4992300 whose registered office is Cardrew Way, Redruth Cornwall, TR15 1ST, England. Katy, Woods Canada and CEH are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers.”
W I T N E S S E T H:
WHEREAS, Agent, Lenders, Canadian Participants, U.K. Participants, Canadian Agent, U.K. Agent and Borrowers entered into a certain Amended and Restated Loan Agreement dated as of April 20, 2004 (said Loan Agreement is hereinafter referred to as the “Loan Agreement”); and
WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;
WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent and Canadian Agent are willing to so amend and modify the Loan Agreement; and
NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:
  Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.
  Amended Definitions. The definitions of “Base Rate,” “Fleet U.K.,” “LIBOR” and “LIBOR Revolving Portion” are hereby deleted and the following are inserted in their stead:
“Base Rate - (i) with respect to Revolving Credit Loans in Dollars to U.S. Borrower, the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans for Dollars, whether or not such rate is the lowest rate charged by Fleet National Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate; (ii) with respect to Revolving Credit Loans to Canadian Borrower in Canadian Dollars, the Canadian Prime Rate, (iii) with respect to Revolving Credit Loans in Dollars to Canadian Borrower, the per annum rate as stated from time to time by Canadian Lender as its cost of funds for U.S. dollars to fund prime or base rate loans; and (iv) with respect to Revolving Credit Loans in Sterling, Euros or Dollars to U.K. Borrower, the rate of interest announced or quoted by Fleet U.K. as its U.K. Base Rate for Sterling, Euros or Dollars, as applicable, whether or not such rate is the lowest rate charged by Fleet U.K. to its most preferred borrowers; and, if such U.K. Base Rate is discontinued by Fleet U.K. as a standard, a comparable reference rate designated by Fleet U.K. as a substitute therefor shall be the Base Rate.
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Fleet U.K. – Bank of America, N.A., London branch (as successor-in-interest to Fleet National Bank, London branch, trading as FleetBoston Financial) or any successor thereto by merger, consolidation or amalgamation.
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LIBOR – means
(a)   for Revolving Credit Loans and the Term Loan to U.S. Borrower in Dollars or Revolving Credit Loans in Dollars to U.K. Borrower, as applicable to any LIBOR Portion, for the applicable Interest Period, the rate per annum (rounded upward, if necessary, to the nearest 1/8 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the Interest Period on the Reuters Page “LIBO” (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) London Banking Days prior to the first day of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time), on the day that is two (2) London Banking Days preceding the first day of such Interest Period as selected by Agent. The principal London office of each of the major London banks so selected will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) London Banking Days preceding the first day of such Interest Period. In the event that Agent is unable to obtain any such quotation as provided above, it will be determined that LIBOR pursuant to a Interest Period cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of any Lender then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage;
(b)   for Revolving Credit Loans in Sterling to U.K. Borrower, as applicable to any LIBOR Portion, (i) the rate for the applicable Interest Period appearing on page 3750 of the Telerate screen which displays British Bankers Association Interest Settlement Rates for deposits in Sterling (or such other page or service as may replace such page on such system or service for the purpose of displaying such rates) at or about 11:00 a.m. on the quotation date for the Interest Period; or (ii) if no such display rate is then available for deposits in Sterling or for the Interest Period relating to such LIBOR Portion by prime banks in the London Interbank Market at or about 11:00 a.m. on the quotation date for the Interest Period, then the arithmetic mean (rounded upwards to four decimal places) of the rates, as supplied to Fleet U.K. at its request, quoted by the Reference Banks to leading banks in the London interbank market;
(c)   for Revolving Credit Loans in Euros to U.K. Borrower, as applicable, to any LIBOR Portion, (i) the rate for the applicable Interest Period appearing on page 3750 of the Telerate screen which displays British Bankers Association Interest Settlement Rates for deposits in Euros (or such other page or service as may replace such page on such system or service for the purpose of displaying such rates) at or about 11:00 a.m. on the quotation date for the Interest Period; or (ii) if no such display rate is then available for deposits in Euros or for the Interest Period relating to such LIBOR Portion by prime banks in the London Interbank Market at or about 11:00 a.m. on the quotation date for the Interest Period, then the arithmetic mean (rounded upwards to four decimal places) of the rates, as supplied to Fleet U.K. at its request, quoted by the Reference Banks to leading banks in the London interbank market; and
(d)   for Revolving Credit Loans in Dollars to Canadian Borrower, as applicable, to any LIBOR Portion, for the applicable Interest Period, the per annum rate as stated by Canadian Lender as its cost of funds in U.S. dollars for a time period comparable to such Interest Period on the day that is two (2) London Banking Days preceding the first day of such Interest Period.
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LIBOR Revolving Portion – that portion of the Revolving Credit Loans made to U.S. Borrower, U.K. Borrower or Canadian Borrower specified in a LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by U.S. Borrower, U.K. Borrower or Canadian Borrower concurrently with Revolving Portion, has met the conditions for basing interest on the LIBOR in Section 3.1 of the Agreement and the Interest Period of which has not terminated.”
3.U.K. Revolving Loans and Canadian Revolving Loans. Subsections 1.1.1(b), (c) and (f) of the Loan Agreement are hereby deleted and the following subsections 1.1.1(b) and (c) are inserted in their stead:
1.1   Loans.
1.1.1   Revolving Credit Loans.
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“(b)   U.K. Revolving Loans. As of the U.K. Effective Date, U.K. Lender agrees, for so long as no Default or Event of Default exists, to make revolving credit loans and extensions of credit under an overdraft sub-facility to U.K. Borrower (each such loan or extension of credit, a “U.K. Revolving Credit Loan”) from time to time during the period from the date hereof to but not including the last day of the Term, as requested by Borrower Representative, on behalf of U.K. Borrower, in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding in Dollar Equivalents equal to the lesser of (i) the U.K. Sublimit minus the Dollar Equivalent of U.K. LC Obligations and (ii) an amount equal to the Dollar Equivalent of the U.K. Borrowing Base at such time minus the Dollar Equivalent of the U.K. LC Obligations. The U.K. Revolving Credit Loans made by U.K. Lender to U.K. Borrower shall be denominated in Sterling, Euros or Dollars. The U.K. Revolving Credit Loans shall be repayable in accordance with the terms of the Revolving Notes and shall be secured by all of the U.K. Collateral and all of the U.S. Collateral. The foregoing notwithstanding, U.K. Borrower’s ability to request U.K. Revolving Credit Loans denominated in Euros and Dollars or to request the issuance of U.K. Letters of Credit denominated in Euros or Dollars shall be subject to such sublimits as from time to time established by U.K. Agent in consultation with U.K. Borrower based upon U.K. Borrower’s needs for operating funds in Dollars or Euros.
(c)   Canadian Revolving Credit Loans. Canadian Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Canadian Borrower (each such loan or extension of credit, a “Canadian Revolving Credit Loan”) from time to time during the period from the date hereof to but not including the last day of the Term, as requested by Borrower Representative, on behalf of Canadian Borrower, in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding in Dollar Equivalents equal to the lesser of (i) the Canadian Sublimit minus the Dollar Equivalent of the Canadian LC Obligations and (ii) an amount equal to the Dollar Equivalent of the Canadian Borrowing Base at such time minus the Dollar Equivalent of the Canadian LC Obligations. The Canadian Revolving Credit Loans made by Canadian Lender for the benefit of Canadian Borrower shall be denominated in Canadian Dollars or Dollars. The Canadian Revolving Credit Loans shall be repayable in accordance with the terms of the Revolving Notes and shall be secured by all of the Canadian Collateral and the U.S. Collateral. The foregoing notwithstanding, Canadian Borrower’s ability to request Canadian Revolving Loans denominated in Dollars or to request Canadian Letters of Credit denominated in Dollars shall be subject to such sublimits as from time to time established by Canadian Agent in consultation with Canadian Borrower, based upon Canadian Borrower’s needs for operating funds in Dollars.”
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4.U.K. and Canadian Letters of Credit; U.K. and Canadian LC Guaranties. Subsections 1.2(b) and (c) of the Loan Agreement are hereby deleted and the following are inserted in their stead:
“1.2   Letters of Credit; LC Guaranties.
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(b)   U.K. Letters of Credit; U.K. LC Guaranties. As of the U.K. Effective Date, U.K. Agent will cause Fleet U.K., and Fleet U.K. agrees, for so long as no Default or Event of Default exists and if requested by Borrower Representative on behalf of any U.K. Loan Party, to issue its, or cause an Affiliate of Fleet U.K. to issue, on the date requested by Borrower Representative, U.K. Letters of Credit for the account of a U.K. Borrower in support of such U.K. Loan Party’s obligations (other than obligations for the repayment of Money Borrowed); provided that the U.K. LC Obligations shall not exceed the Dollar Equivalent of $500,000 at any time and all U.K. Letters of Credit and U.K. LC Guaranties shall be denominated in Sterling, Euros or Dollars. Unless otherwise consented to by Agent, no U.K. Letter of Credit or U.K. LC Guaranty that is a (i) standby letter of credit, guaranty or bond shall have an expiration date greater than one year from the date of issuance (provided that any standby letter of credit, guaranty or bond with a one-year term may provide for customary evergreen renewals (which shall in no event extend beyond the date referred to in the immediately succeeding sentence, unless cash-collateralized to Agent’s satisfaction)) or (ii) documentary letter of credit shall have an expiration date greater than 180 days from the date of issuance. Notwithstanding anything else herein to the contrary, no U.K. Letter of Credit or U.K. LC Guaranty may have an expiration date after the last day of the Term, unless cash-collateralized to Agent’s satisfaction. Notwithstanding anything to the contrary contained herein, U.K. Borrower and U.K. Lender hereby agree that all U.K. LC Obligations and all obligations of U.K. Borrower relating thereto shall be satisfied by the prompt issuance of one or more Revolving Credit Loans to U.K. Borrower that are Base Rate Portions, which U.K. Borrower hereby acknowledges are requested and U.K. Lender hereby agrees to fund. If the draw on the underlying U.K. Letter of Credit or U.K. LC Guaranty is paid in Sterling, the applicable Revolving Credit Loan shall be in Sterling. If the draw amount on the underlying U.K. Letter of Credit or U.K. LC Guaranty is paid in Euros, the applicable Revolving Credit Loan shall be in Euros. If the draw amount on the underlying U.K. Letter of Credit or U.K. LC Guaranty is paid in Dollars, then the applicable Revolving Credit Loan shall be in Dollars. In the event that Revolving Credit Loans to U.K. Borrower are not, for any reason, promptly made to satisfy all then existing U.K. LC Obligations, U.K. Lender hereby agrees to pay to U.K. Agent, on demand, an amount equal to the Dollar Equivalent of such U.K. LC Obligations (paid in the currency of such U.K. LC Obligations), and until so paid, such amount shall be secured by the U.S. Collateral and the U.K. Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions for Revolving Credit Loans to U.K. Borrower. Immediately upon the issuance of a U.K. Letter of Credit or a U.K. LC Guaranty under this Agreement, each U.K. Participant shall be deemed to have irrevocably and unconditionally purchased and received from U.K. Agent, without recourse or warranty, an undivided interest and participation therein equal to such U.K. LC Amount and the Dollar Equivalent of the U.K. LC Guaranty.
(c)   Canadian Letters of Credit; Canadian LC Guaranties. As of the Canadian Effective Date, Canadian Agent will cause Fleet Canada, and Fleet Canada agrees, for so long as no Default or Event of Default exists and if requested by Borrower Representative on behalf of any Canadian Loan Party, to (i) issue its, or cause an Affiliate of Fleet Canada to issue, on the date requested by Borrower Representative, Canadian Letters of Credit for the account of Canadian Borrower or (ii) execute Canadian LC Guaranties by which Fleet Canada or an Affiliate of Fleet Canada, on the date requested by Borrower Representative, shall guaranty the payment or performance by Canadian Borrower of its reimbursement obligations with respect to letters of credit and letters of credit issued for Canadian Loan Parties’ account by other Persons in support of a Canadian Loan Party’s obligations (other than obligations for the repayment of Money Borrowed); provided that the Canadian LC Obligations shall not exceed the Dollar Equivalent of $500,000 at any time and all Canadian Letters of Credit and Canadian LC Guaranties shall be denominated in Canadian Dollars or Dollars. Unless otherwise consented to by Agent, no Canadian Letter of Credit or Canadian LC Guaranty that is a (i) standby letter of credit shall have an expiration date greater than one year from the date of issuance (provided that any standby letter of credit with a one-year term may provide for customary evergreen renewals (which shall in no event extend beyond the date referred to in the immediately succeeding sentence, unless cash-collateralized to Agent’s satisfaction)) or (ii) documentary letter of credit shall have an expiration date greater than 180 days from the date of issuance. Notwithstanding anything else herein to the contrary, no Canadian Letter of Credit or Canadian LC Guaranty may have an expiration date after the last day of the Term, unless cash-collateralized to Agent’s satisfaction. Notwithstanding anything to the contrary contained herein, Canadian Borrower and Canadian Lender hereby agree that all Canadian LC Obligations and all obligations of Canadian Loan Parties relating thereto shall be satisfied by the prompt issuance of one or more Revolving Credit Loans to Canadian Borrower that are Base Rate Portions, which Canadian Borrower hereby acknowledges are requested and Canadian Lender hereby agrees to fund. If the draw amount on the underlying Canadian Letter of Credit or Canadian LC Guaranty is paid in Canadian Dollars, the applicable Revolving Credit Loans shall be in Canadian Dollars. If the draw amount on the underlying Canadian Letter of Credit or Canadian LC Guaranty is paid in Dollars, then the applicable Revolving Credit Loan shall be in Dollars. In the event that Revolving Credit Loans to Canadian Borrower are not, for any reason, promptly made to satisfy all then existing Canadian LC Obligations, Canadian Lender hereby agrees to pay to Canadian Agent, on demand, an amount equal to the Dollar Equivalent of such Canadian LC Obligations (paid in the currency of such Canadian LC Obligations), and until so paid, such amount shall be secured by the Canadian and the U.S. Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions for Revolving Credit Loans to Canadian Borrower. Immediately upon the issuance of a Canadian Letter of Credit or a Canadian LC Guaranty under this Agreement, each Canadian Participant shall be deemed to have irrevocably and unconditionally purchased and received from Canadian Agent, without recourse or warranty, an undivided interest and participation therein equal to such Canadian LC Amount and the Dollar Equivalent of the Canadian LC Guaranty.”
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5.Interest on U.K. Revolving Credit Loans and Interest on Canadian Revolving Credit Loans. Sections 2.1(b) and (c) of the Loan Agreement are hereby deleted and the following are inserted in their stead:
“2.1   Interest.
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(b)   U.K. Rates of Interest. Interest on Revolving Credit Loans in Sterling, Euros or Dollars to U.K. Borrower shall accrue on the principal amount of the Base Rate Revolving Portions outstanding at the end of each day at a fluctuating rate per annum equal to the Applicable Margin then in effect plus the Base Rate. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs. If Borrower Representative, on behalf of U.K. Borrower, exercises its LIBOR Option as provided in Section 3.1, interest on the Revolving Credit Loans in Sterling, Euros or Dollars to U.K. Borrower shall accrue on the principal amount of the LIBOR Revolving Portions outstanding at the end of each day at a rate per annum equal to the Applicable Margin then in effect plus the LIBOR applicable to each LIBOR Portion for the corresponding Interest Period plus Mandatory Costs.
(c)   Canadian Rates of Interest. Interest on Canadian Revolving Credit Loans in Canadian Dollars or Dollars to Canadian Borrower shall accrue on the principal amount of the Base Rate Revolving Portions outstanding at the end of each day at a fluctuating rate per annum equal to the Applicable Margin then in effect plus the Base Rate. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs. If Borrower Representative, on behalf of Canadian Borrower, exercises its option to obtain a Canadian BA Rate Loan or, with respect to Revolving Credit Loans in Dollars to Canadian Borrower, exercises its LIBOR Option, in either case, as provided in Section 3.1, interest on Canadian Revolving Credit Loans to Canadian Borrower shall accrue on the principal amount of Canadian BA Rate Loans or LIBOR Revolving Portions outstanding at the end of each day at a rate per annum equal to the Applicable Margin then in effect plus the Canadian BA Rate applicable to each Canadian BA Rate Loan for the corresponding Interest Period or the LIBOR applicable to each LIBOR Portion for the corresponding Interest Period.”
6.Loan Requests and Disbursements. Subsections 3.1.1 and 3.1.2 of the Loan Agreement are hereby deleted and the following are inserted in their stead:
“3.1   Manner of Borrowing Revolving Credit Loans/LIBOR Option. Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:
3.1.1   Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (a) Borrower Representative, on behalf of the applicable Borrower, or, in the case of any request to the Canadian Agent or the U.K. Agent, the Canadian Borrower or the U.K. Borrower, as applicable, may give Agent, or Canadian Agent or U.K. Agent, as applicable, with a copy to Agent at the Appropriate Notice Office notice in a form reasonably acceptable to Agent of such Borrower’s intention to borrow, in which notice Borrower Representative or Canadian Borrower or U.K. Borrower (if applicable and as the case may be) shall specify the amount of the proposed borrowing of a Revolving Credit Loan, the currency in which the borrowing is requested (which shall be Dollars in the case of a U.S. Revolving Credit Loan to U.S. Borrower, Canadian Dollars or Dollars in the case of a Canadian Revolving Credit Loan to Canadian Borrower and Sterling, Euros or Dollars in the case of a U.K. Revolving Credit Loan to U.K. Borrower) and the proposed borrowing date, which shall be a Business Day, no later than 11:00 a.m. (prevailing time in the location of the Appropriate Notice Office) on the proposed borrowing date (or in accordance with subsection 3.1.7, 3.1.8 or 3.1.9, as applicable, in the case of a request for a LIBOR Revolving Portion or Canadian BA Rate Loan), provided, however, that no request for a LIBOR Loan or Canadian BA Rate Loan may be made at a time when there exists a Default or an Event of Default; and (b) the becoming due of any amount required to be paid under this Agreement, or the Notes, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan by the applicable Borrower on the due date in the amount required to pay such interest or other Obligation. With respect to borrowings under the overdraft forming part of the U.K. Revolving Credit Loans, the prior notice requirements and minimum borrowing amounts may be waived by U.K. Agent.
3.1.2   Disbursement. Each Borrower hereby irrevocably authorizes Agent, Canadian Agent or U.K. Agent, as applicable, to disburse the proceeds of each Loan requested, or deemed to be requested, pursuant to subsection 3.1.1 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(a) shall be disbursed by Agent in Dollars, as requested by Borrower Representative (in the case of U.S. Borrower), by Canadian Agent in Canadian Dollars or Dollars, as requested by Borrower Representative or Canadian Borrower (in the case of Canadian Borrower) and by U.K. Agent in Sterling, Euros or Dollars, as requested by Borrower Representative or U.K. Borrower (in the case of U.K. Borrower), as applicable, in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower Representative, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower Representative, Canadian Borrower or U.K. Borrower (as the case may be) and Agent, Canadian Agent or U.K. Agent, as applicable, from time to time or elsewhere if pursuant to a written direction from Borrower Representative, Canadian Borrower or U.K. Borrower, as the case may be; and (ii) the proceeds of each Revolving Credit Loan deemed requested under subsection 3.1.1(b) shall be disbursed by Agent, Canadian Agent or U.K. Agent, as applicable, by way of direct payment of the relevant interest or other Obligation. If at any time any Loan is funded in excess of the amount requested or deemed requested by Borrower Representative, Canadian Borrower or U.K. Borrower (as the case may be), such Borrower agrees to repay the excess to Agent, Canadian Agent or U.K. Agent, as applicable, immediately upon the earlier to occur of (a) such Borrower’s discovery of the error and (b) notice thereof to Borrower Representative, Canadian Borrower or U.K. Borrower, as the case may be, from Agent, Canadian Agent or U.K. Agent, as applicable, or any Lender.”
7.LIBOR Portions and Canadian BA Rate Loans, etc. Subsections 3.1.7 and 3.1.8 of the Loan Agreement are hereby deleted and the following are inserted in their stead:
“3.1.7   LIROR Portions and Canadian BA Rate Loans.
(a)   Provided that as of both the date of the LIBOR Request and the first day of the Interest Period, no Default or Event of Default exists, in the event any Borrower desires to obtain a LIBOR Portion, Borrower Representative or U.K. Borrower, as applicable, shall give Agent or U.K. Agent, as applicable, a LIBOR Request no later than 11:00 a.m. (prevailing time in the location of the Appropriate Notice Office) on the third Business Day prior to the requested borrowing date. Each LIBOR Request shall be irrevocable and binding on the applicable Borrower. In no event shall Borrowers, in the aggregate, be permitted to have outstanding at any one time LIBOR Portions with more than seven (7) different Interest Periods with respect to U.S. Revolving Credit Loans, U.K. Revolving Credit Loans, Canadian Revolving Credit Loans and Canadian BA Rate Loans. The LIBOR Rate shall be available only (i) in the case of U.K. Borrower, for borrowings in Sterling, Euros or Dollars; (ii) in the case of U.S. Borrower, for borrowings in Dollars; and (iii) in the case of Canadian Borrower, for borrowings in Dollars.
(b)   Provided that as of both the date of the Canadian BA Request and the first day of the relevant Interest Period, no Default or Event of Default exists, in the event Canadian Borrower desires to obtain a Canadian BA Rate Loan, Borrower Representative or Canadian Borrower shall give Canadian Agent a Canadian BA Request no later than 11:00 a.m. (prevailing time in the location of the Appropriate Notice Office) on the third Business Day prior to the requested borrowing date. Each Canadian BA Request shall be irrevocable and binding on Canadian Borrower. The Canadian BA Rate shall be available only for borrowings in Canadian Dollars.
3.1.8   Conversion of Base Rate Portions and Canadian Prime Rate Loan Conversion.
(a)   Provided that as of both the date of the LIBOR Request and the first day of the relevant Interest Period, no Default or Event of Default exists, Borrower Representative or U.K. Borrower may, on any Business Day and on behalf of the applicable Borrower, convert any Base Rate Portion (except with respect to Revolving Credit Loans in Canadian Dollars to Canadian Borrower) into a LIBOR Portion. If the applicable Borrower desires to convert a Base Rate Portion, Borrower Representative shall give Agent a LIBOR Request no later than 11:00 a.m. (prevailing time in the location of the Appropriate Notice Office) on the third Business Day prior to the requested conversion date.
(b)   Provided that, as of both the date of the Canadian BA Request and the first day of the relevant Interest Period, no Default or Event of Default exists, Borrower Representative may, on any Business Day and on behalf of Canadian Borrower, convert any Canadian Prime Rate Loan (that constitutes a Base Rate Loan under clause (ii)(b) of the definition of Base Rate) into a Canadian BA Rate Loan. If Canadian Borrower desires to convert a Canadian Prime Rate Loan, Borrower Representative shall give Canadian Agent a Canadian BA Request no later than 11:00 a.m. (prevailing time in the location of the Appropriate Notice Office) on the third Business Day prior to the requested conversion date.”
  Revolving Credit Loans to U.K. Borrower in Dollars and Letters of Credit issued on behalf of U.K. Loan Parties in Dollars. Each other Section or subsection of the Loan Agreement that, prior to the effectiveness of this First Amendment, referred to Revolving Credit Loans to U.K. Borrower in Sterling or Euros or Letters of Credit issued on behalf of any U.K. Loan Party in Sterling or Euros shall be deemed to be amended to refer to Revolving Credit Loans to U.K. Borrower in Sterling, Euros or Dollars or Letters of Credit issued on behalf of any U.K. Loan Party in Sterling, Euros or Dollars.
  Revolving Credit Loans to Canadian Borrower in Dollars and Letters of Credit issued on behalf of Canadian Loan Parties in Dollars. Each other Section or subsection of the Loan Agreement that, prior to the effectiveness of this First Amendment, referred to Revolving Credit Loans to Canadian Borrower in Canadian Dollars or Letters of Credit issued on behalf of any Canadian Loan Party in Canadian Dollars shall be deemed to be amended to refer to Revolving Credit Loans to Canadian Borrower in Dollars or Canadian Dollars or Letters of Credit issued on behalf of any Canadian Loan Party in Dollars or Canadian Dollars.
  Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.
  Governing Law. This First Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.
  Counterparts. This First Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.
(Signature Page Follows)

(Signature Page to First Amendment to Loan Agreement)
IN WITNESS WHEREOF, this First Amendment has been duly executed on the day and year specified at the beginning of this First Amendment.

KATY INDUSTRIES, INC. By: Name: Amir Rosenthal Title: Vice President and CFO

CEH LIMITED By: Name: Title: and By: Name: Title:

WOODS INDUSTRIES (CANADA) INC. By: Name: Title:

FLEET CAPITAL CORPORATION , as Agent and as a Lender By: Name: David Lehner Title: Vice President

WELLS FARGO FOOTHILL LLC , as Syndication Agent and Lender By: Name: Title:

LASALLE BANK NATIONAL ASSOCIATION , as Documentation Agent and as a Lender By: Name: Title:

UPS CAPITAL CORPORATION, as a Lender By: Name: Title:

BANK OF AMERICA, N.A. , London branch, as U.K. Agent and U.K. Lender By: Name: Title:

FLEET CAPITAL GLOBAL FINANCE, INC. , as Canadian Agent and Canadian Lender By: Name: Title:

Accepted and Agreed to this ___ day of June, 2004.

GUARANTORS: KKTY HOLDING COMPANY, L.L.C. By:_________________________________ Name: Title:

AMERICAN GAGE & MACHINE CO. By:_________________________________ Name: Title:

CONTINENTAL COMMERCIAL PRODUCTS, LLC By:_________________________________ Name: Title:

PTR MACHINE CORP. By:_________________________________ Name: Amir Rosenthal Title: Secretary

SAVANNAH ENERGY SYSTEMS COMPANY By:_________________________________ Name: Title:

WOODS INDUSTRIES, INC. By:_________________________________ Name: Title: